UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 31, 2012 (July 30, 2012)

AMERICAN REALTY CAPITAL TRUST, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-35439	71-1036989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of principal executive offices)

(646) 937-6900
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, the 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”) of American Realty Capital Trust, Inc. (the “Company”) originally held on June 6, 2012 was reconvened solely with respect to the proposal to amend the Company’s charter. On July 31, 2012, the 2012 Annual Meeting was reconvened and the stockholders of the Company approved the following amendments to the Company’s then-existing Articles of Amendment and Restatement (the “Original Charter”), as described in the Company’s definitive proxy statement for the 2012 Annual Meeting filed with the Securities and Exchange Commission on May 21, 2012:

•	Delete the NASAA Statement of Policy Regarding Real Estate Investment Trusts (the “NASAA REIT Guidelines”) requirement that the Company’s stockholders meet certain suitability criteria.

•	Delete the NASAA REIT Guidelines requirement that the Board be comprised of at least three directors. Under the Maryland General Corporation Law (the “MGCL”), the Board may be comprised of as few as one director. Also remove the requirement that a majority of the Board consist of Independent Directors (as defined by the NASAA REIT Guidelines). While NASDAQ rules would require that a majority of the Company’s directors be independent in order for the Company to list its shares of common stock, the NASDAQ definition of independence is much less restrictive than the NASAA REIT Guidelines definition.

•	Delete the NASAA REIT Guidelines requirements that any director have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets the Company acquires and that at least one Independent Director have at least three years of relevant real estate experience.

•	Delete the NASAA REIT Guidelines requirement that certain specified matters be approved by the Company’s Independent Directors.

•	Delete the provisions related to the appointment of, supervision of, and payment of enumerated fees to, an advisor (other than the payment of a subordinated incentive listing fee), and related provisions.

•	Delete the NASAA REIT Guidelines provisions limiting the Company’s investment objectives and restricting it from making certain investments, operating in a certain manner and incurring a certain level of debt.

•	Delete the NASAA REIT Guidelines provisions restricting transactions between the Company and its advisor, its sponsor, any director or any of their affiliates unless certain approvals are obtained and certain determinations are made. The MGCL already contains a provision subjecting a transaction between a corporation and any of its directors or any other entity in which any of its directors is a director or has a material financial interest to voidability unless the transaction is approved by the affirmative vote of a majority of disinterested directors or a majority of the votes cast by disinterested stockholders or is fair and reasonable to the corporation.

•	Delete the NASAA REIT Guidelines restriction on distributions in kind.

•	Delete the NASAA REIT Guidelines requirements that (a) an annual meeting of stockholders be held no less than 30 days after delivery of the Company’s annual report, (b) a director receive the affirmative vote of a majority of the shares present in order to be elected (the MGCL requires only a plurality of the votes cast), and (c) a special meeting of stockholders be called upon the request of the holders of at least 10% of the outstanding shares entitled to vote (under the MGCL, the percentage required to call a meeting can be as high as a majority).

•	Delete the NASAA REIT Guidelines restrictions on voting by directors and their affiliates.

•	Delete the NASAA REIT Guidelines requirement that the Company make all of its records available for inspection by any stockholder. The MGCL permits access only to corporate documents, including bylaws, minutes of stockholder proceedings, annual statements of affairs, voting trust agreements and statements of stock and securities issued during certain specified periods.

•	Delete the NASAA REIT Guidelines requirement that the Company provide a copy of its stockholder list to any stockholder upon request. The MGCL requires only that the stockholder list be provided to stockholders of record of at least 5% of the outstanding shares of any class for at least six months.

•	Delete the NASAA REIT Guidelines requirement that an annual report be provided to each stockholder within 120 days after the end of the fiscal year. The MGCL requires only that an annual statement of affairs, including a balance sheet and a financial statement of operations, be submitted at the annual meeting of stockholders and made available for inspection within 20 days thereafter.

•	Delete the NASAA REIT Guidelines restrictions on exculpation and indemnification of, and advance of expenses to, directors and officers.

•	Delete the NASAA REIT Guidelines requirement that any merger, consolidation or transfer of all or substantially all of the Company’s assets be approved by the stockholders. Under the MGCL, certain mergers and transfers of all or substantially all of a corporation’s assets do not require stockholder approval (e.g., (a) mergers with a 90% or more owned subsidiary in which the charter is not amended and stockholder contract rights do not change, (b) mergers in which the corporation is the successor entity and the terms of its stock do not change, its charter is not otherwise amended and the number of shares of stock of any class or series outstanding immediately after the effective time of the merger does not increase by more than 20% of the number of shares of the class or series outstanding immediately before the merger becomes effective and (c) transfers of all or substantially all of the corporation’s assets to a wholly owned subsidiary or by mortgage or pledge). Also delete the NASAA REIT Guidelines restrictions on roll-up transactions.

On July 31, 2012, the Company filed Articles of Amendment and Restatement amending the Original Charter (the “Articles of Amendment and Restatement”) with the Maryland State Department of Assessments and Taxation (“SDAT”), and the Articles of Amendment and Restatement became effective as of such date. The Articles of Amendment and Restatement amended the Original Charter as approved by the stockholders of the Company at the 2012 Annual Meeting and described above, as well as (i) updated information with respect to the Company’s resident agent and principal office in the State of Maryland, (ii) updated the current members of the Board, as elected at the 2012 Annual Meeting and (iii) incorporated corrections contained in a Certificate of Correction to the Original Charter, dated January 23, 2012, as previously filed by the Company with SDAT.

The foregoing summary is qualified in its entirety by reference to the full text of the Articles of Amendment and Restatement, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On July 30, 2012, the Company’s board of directors approved a revised Code of Ethics (“Code”). The Code’s policy was updated with respect to an employee’s, officer’s or director’s duty to report known or suspected violations of the Code or illegal or unethical business or workplace conduct by employees, officers or directors. The changes to the Code were made in light of the enactment of certain provisions of the Dodd–Frank Wall Street Reform and Consumer Protection Act. The foregoing description of Code is qualified in its entirety by reference to the full text of the Code attached as Exhibit 14, which is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

As previously reported in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 12, 2012, the Company disclosed voting results from the Company’s 2012 Annual Meeting held on June 6, 2012.  Additionally, as previously disclosed, on the agenda for the annual meeting was a proposal  to approve certain amendments to the Company’s charter. The proposal required approval by the affirmative vote of a majority of shares outstanding on the record date for the annual meeting. Based upon the percentage of the total shares of the Company voted with respect to the approval of the amendments to the Company’s charter, the requisite vote was not established at the annual meeting.

Since the requisite vote was not established, the board adjourned the meeting to permit additional time to solicit stockholder votes on this proposal and reconvened the meeting on July 31, 2012 at 1:00 p.m., at the Company’s offices at 405 Park Avenue, New York, New York 10022, solely with respect to the proposal to amend the Company’s charter as described in the Company’s definitive proxy statement for the annual meeting, as filed with the Securities and Exchange Commission on May 21, 2012.

The full results of the matters voted on at the annual meeting are set forth below:

Proposal No. 2 — Amendments to the Company’s Charter:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
79,308,696	10,967,320	2,356,304	45,408,210

Item 9.01.	Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description
3.1	Articles of Amendment and Restatement of the Company
14	Code of Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN REALTY CAPITAL TRUST, INC.

July 31, 2012	By:	/s/ William M. Kahane
	Name:	William M. Kahane
	Title:	Chief Executive Officer and President